UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 20, 2010 (September 19, 2010)
L-1 IDENTITY SOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-33002 (Commission File Number)	02-0807887 (I.R.S. Employer Identification No.)

177 BROAD STREET STAMFORD, CT (Address of Principal Executive Offices)	06901 (Zip Code)
Registrant’s telephone number including area code: (203) 504-1100

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
On September 20, 2010, L-1 Identity Solutions, Inc. (“L-1”) issued a press release announcing the execution of (i) an Agreement and Plan of Merger, dated as of September 19, 2010, by and among L-1, Safran SA and Laser Acquisition Sub Inc. and (ii) a Purchase Agreement, dated as of September 19, 2010, by and between L-1 and BAE Systems Information Solutions Inc. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	L-1 Identity Solutions, Inc. Press Release, dated September 20, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 20, 2010

L-1 IDENTITY SOLUTIONS, INC.
By:	/s/ Robert V. LaPenta
Robert V. LaPenta
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	L-1 Identity Solutions, Inc. Press Release, dated September 20, 2010